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                                    DEF 14a

                                  SCHEDULE 14A

                                 (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant         /X/

Filed by a Party other than
the Registrant                  / /

Check the appropriate box:

/ / Preliminary Proxy Statement         / / Confidential, for Use of the
                                            Commission Only (as permitted
                                            by Rule 14a-6(e)(2))

/ / Definitive Proxy Statement

/X/ Definitive Additional Materials

/ / Soliciting Material Pursuant to Rule 14a-11(c) of Rule 14a-12

                           MANULIFE SERIES FUND, INC.
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                (Name of Registrant as Specified in its Charter)

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    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

        / /     $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or
                14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.

        / / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

        / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:

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(2) Aggregate number of securities to which transaction applies:

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(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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(4) Proposed maximum aggregate value of transaction:

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(5) Total fee paid:

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        / / Fee paid previously with preliminary materials.

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        / / Check box if any part of the fee is offset as provided by Exchange
            Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        (1) Amount Previously Paid:

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        (2) Form, Schedule or Registration Statement No.:

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        (3) Filing Party:

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        (4) Date Filed:

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                        [MANULIFE FINANCIAL LETTERHEAD]

                                                       Theodore F. Kilkuskie
                                                       Vice President
                                                       U.S. Individual Insurance


November 15, 1996

Dear Policyholder:

Enclosed is important information regarding your policy and the funds to which your policy values may be allocated. When The Manufacturers Life Insurance Company and The North American Life Assurance Company merged in January 1996, each company had its own family of funds. We are now taking steps to streamline our fund families and, accordingly, have developed a proposal to merge the two sets of funds.

As a policyholder with policy values allocated (as of October 23, 1996) to one or more of the Manulife Series Fund, Inc. funds, you have the right to provide voting instructions regarding the proposed merger. A meeting will be held on December 20, 1996 to vote upon this proposal. You may provide voting instructions without attending this meeting. Just complete the enclosed voting instructions form(s). Your voting instructions must be received by December 19, 1996.

This package describes in detail information you need to know to help make your decision. Please review the enclosed material carefully. It contains:

a) a prospectus/proxy statement and a letter from Donald Guloien, President of Manulife Series Fund, Inc.
b)      voting instructions form(s)
c)      a question and answer sheet

If you had policy values allocated to NASL Series Trust funds as of the close of business on October 23, 1996, you will also receive a package from NASL Series Trust detailing certain proposed changes to those funds.

If you have additional questions after reading this information, please contact our Variline at 1-800-827-4546.

Sincerely,

[Signature]

Ted Kilkuskie

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                           QUESTION AND ANSWER SHEET

Q1. AS A POLICYHOLDER OF A VARIABLE LIFE OR VARIABLE ANNUITY POLICY ISSUED BY THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA, WHAT DO I NEED TO DO?

A1. Just make sure you return your voting instructions form(s). After reviewing the accompanying proxy material carefully, simply return the voting instructions form(s) in the prepaid envelope enclosed. You should complete and return EACH voting instructions form.

Q2.     IF THE PROPOSAL IS APPROVED, WHAT WILL HAPPEN?

A2. If the merger proposal is approved, and all other requirements of the merger are fulfilled, on or about December 31, 1996 Manulife Series Fund, Inc. ("MSF") and NASL Series Trust will be merged into one combined fund family with the name NASL Series Trust. All owners of variable life and variable annuity policies issued by The Manufacturers Life Insurance Company of America with policy values allocated to funds of MSF will instead have their policy values allocated to corresponding funds of NASL Series Trust.

Q3. HOW WAS THE NUMBER OF SHARES FOR WHICH I MAY PROVIDE VOTING INSTRUCTIONS DETERMINED?

A3. As of the close of business on October 23, 1996, we recorded policy values for each of the variable annuity and variable life policies you hold. You should receive one voting instructions form for each of the MSF funds to which your policy values were allocated as of that date. The number of shares for which you may provide voting instructions was determined by dividing your October 23, 1996 policy value allocated to each of your MSF funds by the share value of that MSF fund on that date.

Q4.     WHY WAS OCTOBER 23, 1996 CHOSEN AS THE RECORD DATE, AND WHAT DOES THAT
        MEAN?

A4. The Board of Directors chose the October 23, 1996 date in accordance with MSF's by-laws. The Board is required to fix a record date not more than 90 days and not less than 10 days before the date of the shareholders' meeting. The shareholders' meaning is scheduled for December 20, 1996. October 23, 1996 is a date between 10 and 90 days prior to this meeting. Only policyowners who had policy values allocated to MSF funds as of the close of business on October 23, 1996 are entitled to provide voting instructions.

Q5.     WHAT HAPPENS IF I CHOOSE NOT TO PROVIDE VOTING INSTRUCTIONS?

A5. Shares in each fund for which we do NOT receive voting instructions will be voted in the SAME proportion as shares in each fund for which we do receive voting instructions from policyholders.

Q6. IF I AM A MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA POLICYHOLDER, WHY DID I ALSO RECEIVE A NASL SERIES TRUST PROXY STATEMENT?

A6. Certain changes are also being proposed for NASL Series Trust that require shareholder approval. These changes are described briefly in the attached prospectus/proxy statement where relevant to the merger, but the merger is not dependent on approval of such related changes to NASL Series Trust. If you had policy values allocated to NASL Series Trust funds as of the close of business on October 23, 1996, you received proxy materials from NASL Series Trust seeking your voting instructions with respect to the proposed changes to such NASL Series Trust funds. MSF and NASL Series Trust materials were mailed separately to avoid confusion between the proposals.

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Q7.     WHY DID I RECEIVE MORE THAN ONE VOTING INSTRUCTIONS FORM?

A7. You received one voting instructions form for each MSF fund to which you had policy values allocated as of the close of business on October 23, 1996.

Q8.     WHAT WILL HAPPEN TO MY CONTRACT FOLLOWING THE MERGER?

A8. Your policy values will remain unchanged upon completion of the merger. As a result of the consolidation of funds, policy confirmation notices and annual statements received after the merger will reflect the following changes:


        POLICY VALUES PREVIOUSLY ALLOCATED TO                           WILL BE ALLOCATED TO THIS NEWLY CREATED
        THIS MSF FUND:                                                  NASL FUND:

        Emerging Growth Equity Fund                                     Emerging Growth Trust
                                                                        Managed by Warburg, Pincus Counsellors, Inc.

        Balanced Assets Fund                                            Balanced Trust
                                                                        Managed by Founders Asset Management, Inc.

        International Fund                                              International Stock Trust
                                                                        Managed by Rowe Price-Fleming International, Inc.

        Common Stock Fund                                               Common Stock Trust
                                                                        Managed by Manufacturers Adviser Corporation

        Pacific Rim Emerging Markets Fund                               Pacific Rim Emerging Markets Trust
                                                                        Managed by Manufacturers Adviser Corporation

        Real Estate Securities Fund                                     Real Estate Securities Trust
                                                                        Managed by Manufacturers Adviser Corporation

        Capital Growth Bond Fund                                        Capital Growth Bond Trust
                                                                        Managed by Manufacturers Adviser Corporation

        Equity Index Fund                                               Equity Index Trust
                                                                        Managed by Manufacturers Adviser Corporation

        POLICY VALUES PREVIOUSLY ALLOCATED                              WILL BE ALLOCATED TO THIS EXISTING NASL FUND:
        TO THIS MSF FUND:

        Money-Market Fund                                               Money Market Trust
                                                                        Managed by Manufacturers Adviser Corporation

Q9.     DO I NEED TO DO ANYTHING TO CONTINUE MY CURRENT INVESTMENT PROGRAM?

A9. No, following completion of the merger, policy values previously allocated to MSF funds will be automatically allocated to the corresponding NASL Series Trust fund as detailed in the proxy materials.

Q10.    WHO CAN I CALL IF I HAVE ADDITIONAL QUESTIONS ABOUT THIS INFORMATION?

A10.    Please call our Variline at 1-800-827-4546 between 9:00 AM and 5 PM EST.